EXHIBIT 99.5

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT ("Agreement") is made as of March 23, 2005 by and between IceWEB, Inc., a Delaware corporation (the "Company"); Barron Partners L.P. ("Barron"); and IRA S. SAUL, PLC, a Virginia professional limited liability company (the "Escrow Agent").

         WHEREAS, Barron is purchasing from the Company One Million Dollars ($1,000,000) worth of Series A Preferred Stock of the Company, with such purchase price of $1,000,000 (the "Funds") to be utilized by the Company as part of the money needed by the Company for working capital; and

         WHEREAS, the Company and Barron desire to enter into this Agreement to provide that (i) the Company and Barron shall provide the executed Transaction Documents (as defined below) to the Escrow Agent as of the date of this Agreement, (ii) Barron shall provide the Funds to the Escrow Agent as of the date of this Agreement, (iii) the Escrow Agent shall thereafter hold the Funds and the Transaction Documents pending the closing or the termination of the issuance of Preferred Stock in accordance with the terms and provisions of the Preferred Stock Purchase Agreement by and between the Company and Barron (iv) the Escrow Agent shall either release the Funds to the Company upon the satisfaction of the items listed in Sections 3.2 of the Preferred Stock Purchase Agreement or the Escrow Agent shall return the Funds to Barron upon the failure of Company, Barron and Escrow Agent to receive the confirmation of receipt by the Transfer Agent of instructions for the issuance of Preferred Stock, and (v) the Escrow Agent shall either release to the Company and Barron the fully executed Transaction Documents in the event the Escrow Agent provides the Funds to the Company, or the Escrow Agent shall destroy the Transaction Documents in the event the Escrow Agent returns the Funds to Barron.

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1
                               TERMS OF THE ESCROW

         1.1 The parties hereby agree to have the law firm of IRA S. SAUL, PLC act as Escrow Agent whereby the Escrow Agent shall receive the Funds in escrow and distribute the same as set forth in this Agreement. Any capitalized terms not defined herein shall have the meaning ascribed to them in the Preferred Stock Purchase Agreement, dated on even date herewith between the Company and Barron (the "Preferred Stock Purchase Agreement"), and the documents related thereto, with this Agreement being an exhibit to such Preferred Stock Purchase Agreement. The various documents and instruments to be delivered to the Escrow Agent and thereby to the parties in order to close the transaction are set forth in Section 3.2 and 3.3 of the Purchase Agreement (collectively, the "Transaction Documents"). The Escrow Agent hereby acknowledges that it is familiar with the terms and provisions of the Purchase Agreement.

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         1.2 Upon the execution of this Agreement, the Company and Barron shall deliver the executed Transaction Documents to the Escrow Agent as of the date of this Agreement and Barron shall submit a check in the amount of the Funds to the Escrow Agent. The Escrow Agent shall thereafter hold the Funds and the Transaction Documents until the first to occur of (a) such time that Company's transfer agent delivers to the Company, Barron and the Escrow Agent confirmation that it has received instruction from Company to issue the Preferred Stock in accordance with the terms of the Preferred Stock Purchase Agreement ("Transfer Instructions") or (b) Upon delivery of confirmation of the Transfer Instructions, the Escrow Agent shall deliver signed counterparts of the Transaction Documents to Barron and the Company and disburse the Funds to the Company. If confirmation of the Transfer Instruction is not delivered within fifteen (15) business days following the date of this Agreement, upon delivery thereon or thereafter to the Escrow Agent of written notice from Barron, the Escrow Agent shall immediately return the Funds and the Transaction Documents signed by Barron to Barron and return to the Company the Transaction Documents signed by the Company.

         1.3 Upon the completion by the Escrow Agent of its obligations under
Section 1.2, this Agreement shall terminate and the Escrow Agent shall have no further liability hereunder.

         1.4 This Agreement may be altered or amended only with the written consent of all of the parties hereto. In the event the Company or Barron attempts to change this Agreement in a manner, which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and Barron in writing. In the case of the Escrow Agent's resignation, the only duty of the Escrow Agent, until receipt of a joint written notice from the Company and Barron (the "Transfer Instructions") that a successor escrow agent has been appointed, shall be to hold and preserve the Funds and the Transaction Documents that are in its possession. Upon receipt by the Escrow Agent of said notice from the Company and Barron of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Funds to such successor escrow account to be thereafter held by such successor escrow agent, the Escrow Agent shall promptly thereafter transfer the Funds and deliver the Transaction Documents to said successor escrow agent. Immediately after said transfer of the Funds and delivery of the Transaction Documents to said successor escrow agent, the Escrow Agent shall furnish the Company and Barron with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company and Barron after notice of resignation has been given, except only for the Transfer Instructions.

         1.5 The Escrow Agent shall be reimbursed by the Company for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel, upon whose advice the Escrow Agent may rely. The Escrow Agent shall not be liable for any action taken or omitted by the Escrow Agent in good faith and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct. The Escrow Agent has made no representations or warranties to the Company or Barron in connection with this transaction. The Escrow Agent has no liability hereunder to either party other

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than to hold the Funds received from Barron and to deliver the Funds under the terms hereof. The Company and Barron each agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction, including the obligation to defend any legal action brought which in any way arises out of or is related to this Agreement. The parties each and all acknowledge and recognize that the Escrow Agent has also served and shall continue to serve as the legal counsel to the Company and the parties each and all waive any claim of any conflict of interest as a result thereof.

         1.6 The Escrow Agent shall be obligated only for the performance of such duties as are specifically set forth herein and may rely and shall be protected in relying or refraining from acting on any instrument reasonably believed by the Escrow Agent to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall not be personally liable for any act the Escrow Agent may do or omit to do hereunder as the Escrow Agent while acting in good faith, and any act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive evidence of such good faith.

         1.7 The Escrow Agent is hereby expressly authorized to disregard any and all warnings or orders given by any of the parties hereto or by any other person or corporation, excepting only the Transfer Instructions, the termination notice of Barron provided for in Section 1.2 above and/or orders or process of courts of law and is hereby expressly authorized to comply with and obey orders, judgments or decrees of any court. In case the Escrow Agent obeys or complies with any such order, judgment or decree, including but not limited to the Transfer Instructions, then the Escrow Agent shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such decree or orders being subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

         1.8 The Escrow Agent shall not be liable in any respect on account of the identity, authorities or rights of the parties executing or delivering or purporting to execute or deliver the Agreement or any documents or papers deposited or called for hereunder.

         1.9 If the Escrow Agent reasonably requires other or further documents in connection with this Agreement, the necessary parties hereto shall join in furnishing such documents.

         1.10 It is understood and agreed that should any dispute arise with respect to the delivery and/or ownership or right of possession of the Funds and/or the Transaction Documents held by the Escrow Agent hereunder, the Escrow Agent is authorized and directed in the Escrow Agent's sole discretion (a) to retain the Funds and the Transaction Documents in the Escrow Agent's possession, without liability to anyone, until such disputes shall have been settled either by mutual written agreement of the parties concerned or by a final order, decree or judgment of a court of competent jurisdiction after the time for appeal has expired and no appeal has been perfected, but the Escrow Agent shall be under no duty whatsoever to institute or defend any such proceedings or (b) to deliver the Funds and the Transaction Documents held by the Escrow Agent hereunder to a

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state or federal court having competent subject matter jurisdiction and located in the Commonwealth of Virginia in accordance with the applicable procedure therefor.

                                    ARTICLE 2
                                  MISCELLANEOUS

         2.1 No waiver of any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

         2.2 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

         2.3 This Agreement is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

         2.4 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument. Execution and delivery of this Agreement by exchange of facsimile copies bearing the facsimile signature of a party shall constitute a valid and binding execution and delivery of this Agreement by such party. Such facsimile copies shall constitute enforceable original documents.

         2.5 (a) This Agreement shall be governed and construed in accordance with the laws of the State of New York without regard to any applicable principles of conflicts of law.

                  (b) ANY ACTION OR PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY RIGHT ARISING OUT OF, THIS AGREEMENT SHALL BE BROUGHT AGAINST ANY OF THE PARTIES HERETO IN THE APPROPRIATE FEDERAL OR STATE COURT LOCATED IN THE STATE OF NEW YORK, WITH EACH PARTY HERETO AGREEING TO SUBJECT MATTER JURISDICTION, PERSONAL JURISDICTION AND VENUE IN SUCH COURT. EACH OF THE PARTIES HERETO CONSENTS TO THIS JURISDICTION PROVISION IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN. PROCESS IN ANY ACTION OR PROCEEDING REFERRED TO IN THE PRECEDING SENTENCE MAY BE SERVED ON ANY PARTY HERETO ANYWHERE IN THE WORLD. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ITS RIGHTS TO TRIAL BY JURY.

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         2.6 All notices and other communications hereunder shall be in writing
(and shall be deemed given upon receipt) if delivered personally, telecopied (which is confirmed), mailed by registered or certified mail (return receipt requested), or delivered by a national overnight delivery service (e.g., Federal Express) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

If to the Company, to:                  If to Barron, to:

IceWEB, Inc.                            Barron Partners L.P.
205 Van Buren Street                    c/o Barron Capital Advisors LLC
Suite 420                               730 Fifth Avenue
Herndon, VA 20170                       9th Floor
Attn: John R. Signorello                New York, New York
                                        Attn:  Andrew Barron Worden


                           If to the Escrow Agent:

                           Ira S. Saul, PLC
                           4126 Leonard Drive
                           Fairfax, VA 22030
                           Attn: Ira S. Saul, Esq.

         2.7 By signing this Agreement, the Escrow Agent becomes a party hereto only for the purpose of this Agreement; the Escrow Agent does not become a party to the Transaction Documents.

         2.8 Each party acknowledges and agrees that this Agreement shall not be deemed prepared or drafted by any one party. In the event of any dispute between the parties concerning this Agreement, the parties agree that any rule of construction, to the effect that any ambiguity in the language of the Agreement is to be resolved against the drafting party, shall not apply.

         2.9 This Agreement may be executed in counterparts, each one of which will constitute an original and all of which taken together will constitute one document. This Agreement may be executed by delivery of a signed signature page by fax to the other parties hereto and such fax execution and delivery will be valid in all respects.



                    [SIGNATURES APPEAR ON THE FOLLOWING PAGE]



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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

ATTEST:                                 ICEWEB, INC.



 MyLe Phuong                            By:/s/ John Signorello [SEAL]
 -----------                               -------------------
 MyLe Phuong, Secretary                    John Signorello,
                                           Chief Executive Officer



                                        BARRON PARTNERS L.P.

                                        By: Barron Capital Advisors LLC,
                                            General Partner



                                        By: /s/ Andrew Barron Worden [SEAL]
 --------------------------                 ------------------------
 Name:                                      Andrew Barron Worden
 Witness                                    Managing Member



ESCROW AGENT:

IRA S. SAUL, PLC



By:/s/ IRA S. SAUL, ESQ.
   ---------------------
   IRA S. SAUL, ESQ., President & Manager


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